Exhibit 24.1
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                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Electronic Sensor Technology, Inc., a Nevada corporation (the "Corporation"), hereby constitute and appoint Teong Lim and Philip Yee, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Annual Report for the fiscal year ended December 31, 2006 on Form 10-KSB to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Exchange Act of 1933, as amended, and any amendment or amendments to such Annual Report, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Date: March 25, 2007                                By: /s/ James Frey
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                                                        James Frey, Chairman


                                                    By:
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                                                        Francis Chang, Director


Date: March 23, 2007                                By: /s/ Teong Lim
                                                        ------------------------
                                                        Teong Lim, Director


Date: March 26, 2007                                By: /s/ Mike Krishnan
                                                        ------------------------
                                                        Mike Krishnan, Director


Date: March 26, 2007                                By: /s/ James Wilburn
                                                        -----------------------
                                                        James Wilburn, Director


Date: March 26, 2007                                By: /s/ Michel Amsalem
                                                        ------------------------
                                                        Michel Amsalem, Director


Date: March 23, 2007                                By: /s/ Lewis Larson
                                                        ------------------------
                                                        Lewis Larson, Director